UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2023

ESCO TECHNOLOGIES INC.

 (Exact Name of Registrant as Specified in Charter)

Missouri	1-10596	43-1554045
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

9900A Clayton Road, St. Louis, Missouri	63124-1186
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 314-213-7200

Securities registered pursuant to section 12(b) of the Act:

Name of each exchange
Title of each class	Trading Symbol(s)	on which registered
Common Stock, par value $0.01 per share	ESE	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐   Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.113d-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Long-Term Equity Incentive Awards

As a regular part of the Company’s LTI program for senior management, on May 2, 2023 the Human Resources and Compensation Committee of the Company’s Board of Directors awarded time-vested Restricted Stock Units (RSUs) to the participants in the LTI program, including the Company’s three executive officers, effective May 2, 2023. The number of RSUs awarded to each executive officer was equal to a number of shares of common stock having a value on the award date of 50% of the recipient’s target long-term incentive compensation for fiscal 2023. Upon vesting of the RSU awards, each RSU is convertible into one share of Company common stock distributable promptly after the vesting date, less shares withheld for taxes.

The terms of the awards are similar to those in recent prior RSU awards, but with the following material changes approved by the Human Resources and Compensation Committee for these and future RSU awards:

•	The awards will vest in three equal portions approximately 18, 30 and 42 months after the month in which they are granted; for these awards vesting will occur on the last NYSE trading days in November 2024, 2025 and 2026.

•	On each regular quarterly dividend date occurring from the award date to and including the vesting date, the Company will accrue for the benefit of the recipient an amount equal to the cash dividend which would have been paid on a number of shares of Company common stock equal to the number of RSUs. The amount accrued with respect to each vested portion of the award will be paid out in cash at the time such portion of the award is distributed; but, if or to the extent the award does not vest or for any reason is not distributed, a like portion of the accrued amount will be cancelled and not paid.

For the Company’s three executive officers, the numbers of RSUs granted were as follows:

Name and Title	Number of RSUs granted
Bryan H. Sayler, Chief Executive Officer & President	7,489
Christopher L. Tucker, Senior Vice President & Chief Financial Officer	2,985
David M. Schatz, Senior Vice President, General Counsel & Secretary	1,548

Item 9.01	Financial Statements and Exhibits

(d)       Exhibits

Exhibit No.	Description of Exhibit
104	Cover Page Inline Interactive Data File

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2023	ESCO TECHNOLOGIES INC.

	By:	/s/David M. Schatz
David M. Schatz
Senior Vice President, General Counsel and Secretary